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                                                                   Exhibit 10.57

                            LETTER AGREEMENT (N375SK)

      LETTER AGREEMENT (N375SK), dated as of February 20, 2002, among Solitair Corp. ("SOLITAIR"), Chautauqua Airlines, Inc. (the "AIRLINE" or "BORROWER") and Embraer-Empresa Brasileira de Aeronautica S.A. ("EMBRAER").

      Solitair has agreed to purchase from Embraer new EMB-145 model EMB-135 KL aircraft (the "Purchase Agreement AIRCRAFT") pursuant to the Purchase Agreement Number GCT-025/98 dated June 17, 1998, as amended (the "PURCHASE AGREEMENT"). Solitair is assigning its right to purchase one of the Purchase Agreement Aircraft, bearing msn 145569 (the "AIRCRAFT") to the Airline on the date hereof, and Embraer has agreed to provide interim financing to the Airline for its purchase of such Aircraft, subject to certain agreements of the parties hereto. Terms defined in the Loan Agreement and used herein have such defined meanings unless otherwise defined herein. Accordingly, the parties hereto agree as follows:

      1. LOAN. (a) On the date hereof, Embraer is financing 90% of the "Aircraft Purchase Price" (as defined in the Purchase Agreement) for the Aircraft by making a loan (the "LOAN") to the Airline pursuant to an Interim Loan Agreement (N375SK) between the Borrower and Embraer dated as of the date hereof (the "Loan Agreement").

      (b) Embraer and the Airline hereby agree that for purposes of determining the monthly payment amount during the Term (as defined in the Loan Agreement), the amount of the Loan shall be reduced by $150,000 for the "Debt Commitment" and by $349,489.28 for the "Special Credit Rebate" (each as defined in Amendment No. 1 to Letter Agreement GCT 026/98).

      2. COOPERATION. (a) During the Term (as defined in the Loan Agreement), the Airline, Solitair and Embraer shall reasonably cooperate and update each other on the ongoing negotiations among the Airline and FINAME and American Airlines, Inc. (and, if applicable, its affiliates) ("American"), for the FINAME Refinancing (as defined in Section 4 below).

            (b) Solitair and the Airline agree that upon the execution of FINAME Refinancing documentation applicable to EMB-135KL aircraft to be operated pursuant to a code-share agreement with American, the Aircraft shall, after the three other EMB-135KL aircraft delivered by Embraer to the Airline on December 31, 2001, be the first aircraft to be financed pursuant to such FINAME Refinancing, with 80% of the Aircraft Purchase Price to be credited directly by FINAME to Embraer and 10% (the "Down Payment") to be paid to Embraer by the Airline; provided that at the time of such FINAME Refinancing, Embraer shall provide or cause to be provided to the Airline a loan for the remaining 10% of the Aircraft Purchase Price at a rate of 9% per annum for a loan term of 2 years, with other terms to be reasonably agreed by the Airline and Embraer or its designee.

            (c) The Airline covenants and agrees that it shall make good faith efforts with FINAME, and reasonable efforts with American and Embraer, to complete the FINAME Refinancing.

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            (d) In the event the Airline repays the Loan other than through a
FINAME Refinancing, the Proex notes with respect to the Aircraft shall be promptly discounted pursuant to Section 5(a) and all proceeds of such discounting shall be paid directly to Embraer and immediately paid by Embraer to the Airline.

            (e) (i) Embraer agrees that notwithstanding anything to the contrary in the Loan Agreement (including without limitation Section 9.4 thereof), provided that no Event of Default has occurred and is continuing, it will not assign or transfer any of its rights or obligations thereunder until the discounting of the Proex notes and payment of the proceeds thereof as referred to above, except in connection with a FINAME Refinancing.

                  (ii) The Airline agrees that notwithstanding anything to the contrary in the Loan Agreement, before any discounting of the Proex notes and payment of the proceeds thereof as referred to above, the rights provided in
Section 7.2 of the Loan Agreement shall not apply.

      3. CREDIT SUPPORT. In the event the Airline seeks to refinance the Loan other than through a FINAME Refinancing, the Airline shall have the right to obtain a residual value guarantee and/or a first loss deficiency guarantee to support its refinancing of the Aircraft ("Credit Support") with investors other than FINAME, on terms and at prices previously agreed by Solitair and Embraer, for a refinancing to occur on or before the Maturity Date. The Airline may apply the $150,000 amount referred to in Section 1.b hereof to the price of any such support, and any additional amounts due will increase the purchase price of future deliveries of aircraft under the Purchase Agreement as agreed between Solitair and Embraer if there are undelivered firm order aircraft at that time, but otherwise shall be paid by the Airline to Embraer. If the Loan is refinanced, other than by FINAME, without using Credit Support, the principal amount of the Loan shall be deemed cancelled and satisfied in the amount of $150,000.

      4. FINAME REFINANCING. If the Airline refinances the Aircraft (a "FINAME Refinancing") with a borrowing from Agencia Especial de Financiamento Industrial ("FINAME"), the Loan shall be repaid in the principal amount of the loan made by FINAME in such refinancing upon the closing of such refinancing, although Embraer shall accept funds from FINAME in the Brazilian currency in satisfaction of such Loan. If the principal amount of the loan made by FINAME in such refinancing as aforesaid exceeds the outstanding principal amount of the Loan on such closing date Embraer shall refund to the Airline on such closing date an amount equal to such excess. Upon such refinancing by FINAME, Embraer shall return for cancellation the promissory note issued by the Airline to Embraer.

      5. PROEX BENEFITS. Embraer represents and warrants to the Airline that, provided that no Event of Default (as defined in the Loan Agreement) shall have occurred and be continuing, the Airline will be entitled to the Proex Benefits as described in Article 1B of Amendment Number 1 to Letter Agreement GCT-026/98, between Embraer and Solitair (the "PROEX BENEFITS") with respect to the Aircraft as if the Proex Benefits were made available to the Airline on the date hereof for such Aircraft.

            (a) In the event the Airline repays the Loan other than through a FINAME Refinancing, the parties shall take all necessary measures to ensure that Citibank - Brazil (acting as the "Proex Agent Bank") will promptly discount the Proex notes which are otherwise due on

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semi-annual basis until the 15th year following the Aircraft Delivery Date, which value shall be determined using the same methodology and assumptions as used by the Proex Agent Bank in its previous purchases between itself and Imprimis Investors LLC ("IMPRIMIS"). If the cash value obtained by the Airline by the discounting of Proex under this Section 5(a) is less than the cash value which would have been obtained by the Airline by the discounting of Proex in a similar manner to that which has been obtained by Imprimis using the same methodology and assumptions as used by Citibank-Brazil and Embraer in its previous purchases of Proex notes from Imprimis, as adjusted for the then current five-year LIBOR swap rate, then Embraer shall immediately pay such difference to the Airline.

            (b) If on any refinancing of the Aircraft utilizing a loan from FINAME, the interest rate proposed by FINAME applicable to the debt service payments on such loan would otherwise exceed the interest rate that would have been provided by FINAME, which rate is the Commercial Interest Reference Rate in effect at the time of closing for U.S. dollar loans with more than 17 semi-annual repayment periods, exclusively due to a reduction in the value of the Proex Benefits, then at the time of such refinancing Embraer shall compensate FINAME with the necessary amount to adjust the FINAME loan to preserve the same economics for the Airline.

      6. SPECIAL CREDIT REBATE. On the day that Embraer receives payment in full under the Promissory Note dated the date hereof with respect to the Aircraft, Embraer shall pay the Airline the Special Credit Rebate in the amount of $349,489.28; provided that if the Airline and Embraer agree otherwise, Embraer may pay such amount after the day that Embraer receives payment.

      7. INSURANCE. If any lease agreement under which Airline leases an Embraer aircraft from General Electric Company or any of its Affiliates is amended or modified to reduce the war risk and allied perils insurance required to be maintained by Airline with respect to such aircraft below the requirements of the Security Agreement, upon request of the Airline Embraer shall amend the Security Agreement to require such insurance at the reduced level.

      8. AMERICAN AIRLINES CODE SHARE, END-OF TERM PUT OPTION. (a) The Airline hereby confirms that by means of a modification to the Air Services Agreement dated June 11, 2001 (the "Air Services Agreement") between the Airline and AMR Corporation ("AMR"), the Airline and AMR have agreed that the Airline may operate the Aircraft for up to the duration of the Term regardless of whether the terms of the Loan Agreement and related documents satisfy the requirements of the Air Services Agreement.

            (b) If (i) the Airline and (at Embraer's option) Embraer, are unable to implement a refinancing of the Aircraft before the end of the 75th day prior to the Maturity Date, on terms as favorable to the Airline as the FINAME financing terms planned to be consummated on December 28, 2001 (except that the FINAME Refinancing shall a financing be for 80% of the Aircraft Purchase Price) and on terms as shall have been approved by AMR, and no Event of Default referred to in Section 8.1(a)(i) of the Loan Agreement shall have occurred and be continuing, then notwithstanding the terms of the Loan Agreement and the Promissory Note, the Airline shall have the option to put the Aircraft to Embraer at the end of the Term, on the terms provided in Section 8(c) below, unless the parties have agreed in writing otherwise or (ii) an Event of Default under the Loan Agreement shall have occurred and is continuing (other than an

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Event of Default referred to in Section 8.1(a)(i) of the Loan Agreement) and the
principal amount of the Loan shall have been accelerated, the Airline shall have the option to put the Aircraft to Embraer on ten Business Days' written notice to Embraer, on the terms provided in Section 8(c) below (other than clauses (i) and (iv) thereof). If the Airline does not elect to put the Aircraft to Embraer as required by this Section 8, then it shall be deemed to have waived the put option.

            (c) The terms of the put shall be as follows: (i) the Airline shall provide written notice to Embraer of its exercise of the put option no less than 60 days before the end of the Term; (ii) the Airline shall tender the Aircraft to Embraer or its designee by delivering the same at an airport designated by Embraer and approved by the Airline (such approval not to be unreasonably withheld) in the 48 contiguous states of the United States of America on the Airline's route system; (iii) the Airline shall deliver a warranty bill of sale and FAA bill of sale conveying good and marketable title to the Aircraft, free and clear of all Liens other than Liens attributable to Embraer; (iv) the date for delivery to Embraer or its designee shall be within ten (10) days after the last day of the Term; (v) the Airline shall assign all remaining warranties with respect to the Aircraft (to the extent assignable); and (vi) the Airline (and Solitair, if applicable) shall assign any rights with respect to Proex to Embraer or its designee. Upon tender by the Airline to Embraer or its designee as aforesaid, Embraer shall purchase the Aircraft for an amount equal to the outstanding principal and unpaid interest under the Promissory Note (the "Unpaid Balance") (to be paid by cancellation of the Promissory Note in the amount of the Unpaid Balance) plus the Down Payment, reduced by any amounts due to Embraer pursuant to Exhibit 1 hereto and, in the event of a put pursuant to Section 8(b)(ii), further reduced by all principal that would otherwise have been due during the remainder of the Term and any other liquidated amounts due pursuant to the Loan Agreement and Security Agreement (but excluding any other principal and interest); provided that if such amounts owed by the Airline exceed the amount of the Down Payment, the Airline shall pay the excess to Embraer at that time. For the avoidance of doubt, Embraer shall not owe the Special Credit Rebate or any amounts related to Proex if Buyer exercises its put option, and the failure of Buyer to satisfy any provision of Exhibit 1 hereto shall not invalidate Buyer's right to put the Aircraft to Embraer and Embraer's obligation to purchase it..

      9. ARBITRATION. The provisions of Sections 21 and 22 of the Purchase Agreement are incorporated herein by reference and made part of this Letter Agreement as if set forth herein in full.

      10. GOVERNING LAW. This Letter Agreement shall be governed by the laws of the State of New York applicable to contracts made and to be performed in such State.

      11. EFFECT UPON PURCHASE AGREEMENT. A breach of this Letter Agreement by any party hereto shall not be deemed a breach of the Purchase Agreement by that party.

      12. THIS AGREEMENT GOVERNS. To the extent of any inconsistency between any Borrower Loan Document and this Letter Agreement, the Letter Agreement shall govern.

                       [Remainder of this page is blank.]

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IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers, have entered into and executed this Letter Agreement to be effective as of the date first written above.

EMBRAER-Empresa Brasileira
de Aeronautica, S.A.                SOLITAIR CORP.

By:  _______________________        By: _______________________________

Name:  _____________________        Name:  ____________________________

Title:  ____________________        Title: ____________________________

Date:  _____________________        Date: _____________________________


                                    CHAUTAUQUA AIRLINES, INC.

By:  _______________________        By:  ______________________________

Name:_______________________        Name:  ____________________________

Title:______________________        Title: ____________________________

Date:_______________________        Date:  ____________________________


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NOTE TO EXHIBIT 10.57

The three additional Letter Agreements are substantially identical in all material respects to the filed Letter Agreement except as follows:


------------------------------------- ----------------------------------- -----------------------------------
            TAIL NUMBER                          CLOSING DATE                     OWNER-PARTICIPANT

------------------------------------- ----------------------------------- -----------------------------------
              N372SK                           December, 2001                          Embraer
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              N373SK                           December, 2001                          Embraer
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              N374SK                           December, 2001                          Embraer
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